                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ---------------

                                  FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)             December 19, 1996

                      LONG DISTANCE DIRECT HOLDINGS, INC.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


             Nevada                    33-26019-LA             33-0323376
-------------------------------------------------------------------------------
 (State or Other Jurisdiction          (Commission            (IRS Employer
      of Incorporation)                File Number)         Identification No.)


 1 Blue Hill Plaza, Pearl River, New York                              10965
-------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                            (Zip Code)


       Registrant's telephone number, including area code: (914) 620-0765

                OTHER EVENTS
                Long Distance Direct Holdings, Inc. (the "Company") sold 15.5 Units (each Unit consisting of 5,000 shares of Common Stock) at a price of $16,500 per Unit to accredited investors (as such term is defined in Rule 501 of Regulation D) in an offering that terminated on November 18, 1996 (the "Offering"). The Offering was made on behalf of the Company by Capital Growth International L.L.C. as placement agent. The Offering was made in reliance on Rule 506 of Regulation D promulgated under the Securities Act of 1933. The Company has issued warrants to the placement agent (the "Agent's Warrants"), as a portion of the compensation payable to the placement agent in connection with the Offering, to purchase, at a price of $3.30 per share, up to 30,706 shares of the Company's Common Stock for a period of two years. The holders of the Agent's Warrants have been granted registration rights with respect to the shares of Common Stock issuable upon exercise of the Agent's Warrants.

                The Registrant also sold 540,000 shares of its Common Stock at a price of $2.50 per share to an accredited investor in November, 1996. The shares were offered and sold by the Company's management who did not receive any commission for their efforts. The shares were offered and sold in reliance on Rule 506 of Regulation D.


The registrant hereby amends Item 7 of its 8K Report for December 19, 1996 as follows:

ITEM. 7.  FINANCIAL STATEMENTS

          The unaudited financial statements of the Company as at November 30, 1996 and for the eleven months then ended are attached hereto and filed as a part of this report.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 13, 1997              LONG DISTANCE DIRECT HOLDINGS, INC.




                                        By:/s/ Steven Lampert
                                        -----------------------------------
                                           Steven Lampert, President

                      LONG DISTANCE DIRECT HOLDINGS, INC.
                           CONSOLIDATED BALANCE SHEET


                                                                30-Nov
                                                              -----------
                                                                 1996
                                                              -----------
ASSETS                                                        (unaudited)

CURRENT ASSETS
 Cash                                                          $2,201,497
 Accounts receivable (net of allowance for
   doubtful accounts of $311,218)                               1,376,326
 Other current assets                                             492,244
                                                               -----------
     Total Current Assets                                       4,070,067
                                                               -----------

PROPERTY AND EQUIPMENT
 Furniture and equipment                                           58,849
 Computer equipment and software                                  259,543
 Leasehold improvements                                            38,720
                                                               -----------
                                                                  357,112
 Less: accumulated depreciation                                   188,941
                                                               -----------
                                                                  168,171
                                                               -----------

OTHER ASSETS                                                       51,648

                                                                4,289,886
                                                               ===========
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
 Notes payable - current                                               --
 Accounts payable                                               2,032,445
 Accrued expenses                                                 313,032
 Sales and excise taxes payable                                   474,018
 Loans payable - officers                                             769
                                                               -----------
     Total Current Liabilities                                  2,820,264
                                                               -----------
STOCKHOLDERS' EQUITY
 Common stock - par value $.001 per share;
  authorized 30,000,000 shares; issued
  and outstanding 6,522,827 shares                                  6,523
 Additional paid in capital                                     8,343,000
 Accumulated deficit                                           (6,879,901)
                                                               -----------
                                                                1,469,622
 Less: Subscriptions receivable                                         0
                                                               -----------
   Total Stockholders' Equity                                   1,469,622
                                                               -----------
                                                               $4,289,886
                                                               ===========

                      LONG DISTANCE DIRECT HOLDINGS, INC.
                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                          (UNAUDITED)
                                                          YEAR TO DATE
                                                          ------------
                                                            11/30/96
                                                          ------------
REVENUES                                                   $ 5,027,265

CUSTOMER REBATES AND REFUNDS                                    21,418
                                                           -----------

NET REVENUES                                                 5,005,847

COST OF SERVICES                                             3,518,840
                                                           -----------

    Gross Profit                                             1,487,007
                                                           -----------

OPERATING EXPENSES
  Sales and marketing                                          524,702
  General and administrative                                 2,507,928
                                                           -----------

    Total Operating Expenses                                 3,032,630
                                                           -----------

LOSS FROM OPERATIONS                                        (1,545,623)

OTHER EXPENSES (INCOME)
  Interest expense (non-cash)                                  674,614
  Interest income                                               (5,888)
                                                           -----------
    Total Other Expenses (Income)                              668,726
                                                           -----------

NET LOSS                                                    (2,214,349)
                                                           ===========
NET LOSS PER SHARE                                               (0.52)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                        ELEVEN MONTHS
                                                            ENDED
                                                          30 NOV 96
                                                        -------------
CASH FLOWS FROM OPERATING ACTIVITIES

Net loss                                                  $(2,214,349)

Adjustments to reconcile net loss to
net cash used in operating activities:
  Depreciation and amortization                                59,739
  Amortization of note discount                                     0
  Imputed interest on personal guarantee                            0
  Financing expenses                                                0
  Provision for doubtful accounts                             212,060

Changes in assets and liabilities:
  (Increase) decrease in accounts receivable                 (420,492)
  (Increase) decrease in other current assets                (399,015)
  (Increase) decrease in other assets                          10,141
  Increase (decrease) in accounts payable                    (337,636)
  Increase (decrease) in accrued expenses                    (328,536)
  Increase (decrease) in sales and excise
    taxes payable                                            (229,125)
                                                         -------------
    Total Adjustments to Net Loss                          (1,432,864)
                                                         -------------
      Net Cash Used in Operating Activities                (3,647,213)
                                                         -------------
CASH FLOWS USED IN INVESTING ACTIVITIES
  Acquisition of property and equipment                       (66,772)

CASH FLOWS FROM FINANCING ACTIVITIES

  Proceeds (payment) of notes payable                      (1,165,000)
  Proceeds (payment) of related party loans                   (73,475)
  Proceeds from private placement-net of
    related costs                                           6,946,291
                                                         -------------
      Net Cash Provided by Financing Activities             5,707,816
                                                         -------------
NET INCREASE (DECREASE) IN CASH                             1,993,831
                                                         -------------
CASH-Beginning of Period                                      207,666

CASH-End of Period                                         $2,201,497

                      LONG DISTANCE DIRECT HOLDINGS, INC.
                       STATEMENT OF STOCKHOLDERS' EQUITY
                                 AS AT 11/30/96


                                                           COMMON        PAID IN       ACCUMULATED
                                         # OF SHARES       STOCK         CAPITAL         DEFICIT
                                         -----------       -------      ---------      -----------
                                                             $              $               $
BALANCE AT 12/31/95                       3,797,835         3,798       1,429,434       (4,665,551)

STOCK ISSUED FOR CASH                     1,900,218         1,899       5,936,216

STOCK ISSUED FOR DEBT CONVERSION            458,182           459       1,349,541

STOCK ISSUED - OTHER                        366,592           367         653,055

PRIVATE PLACEMENT COSTS                                                (1,025,246)

YEAR-TO-DATE LOSS 11/30/96                                                              (2,214,349)


BALANCE AT 11/30/96                       6,522,827         6,523       8,343,000       (6,879,900)
